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                                                                    Exhibit 10.3


                         SECOND AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 14th day of August, 2000 by and between TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation ("Borrower"), and WELLS FARGO CREDIT, INC., a Minnesota corporation ("Lender").

         WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Amended and Restated Loan and Security Agreement dated as of April 10, 2000 between Borrower and Lender, as amended by First Amendment to Amended and Restated Loan and Security Agreement dated as of July 10, 2000 (the "Loan Agreement"); and

         WHEREAS, Borrower has failed to timely deliver the June 2000 fiscal month-end financial statements to Lender and has advised Lender that it expects to have incurred a $200,000 Net Loss for the June 2000 fiscal month and a $750,000 Net Loss for the July 2000 fiscal month;

         WHEREAS, Borrower has requested an extension of time to deliver its June 2000 fiscal month-end financial statements to Lender and an amendment to the financial covenants in the Loan Agreement consistent with its expected Net Losses and Lender is willing to grant such extension of time and amendment on the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:

         1. Definitions. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement.

         2. Recitals. The recitals set forth above are true and accurate in every respect.

         3. No Offsets. Borrower acknowledges with respect to the amounts owing to Lender that, as of the date of execution of this Amendment, Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction thereof, or any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Prior Loan Agreement was made or forming part of any other transaction under which Borrower is indebted to Lender. Borrower acknowledges that all interest imposed under the Prior Loan Agreement and Loan Documents through the date of execution hereof, and all fees and other charges that have been collected from or known by Borrower to have been imposed upon Borrower with respect to the
Prior Loan Agreement were and are agreed to, and were properly computed and collected, and that Lender has fully performed all obligations that it may have had or now has to Borrower, and Lender has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, except as provided in the Loan Agreement.
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         4. Release of Claims. In consideration of Lender's agreements contained herein, Borrower and its successors and assigns each hereby fully release, remise and forever discharge Lender and Bank and all of their past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers, and all of their respective heirs, personal representatives, predecessors, successors and assigns, for, from and against any and all claims, demands, causes of action, controversies, offsets, obligations, losses, damages, and liabilities of every kind and character whatsoever, including without limitation any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder that Borrower, or any of its successors or assigns has had in the past, or now has, or which may hereafter accrue, whether known or unknown, whether currently existing or hereafter asserted, relating in any manner to, or arising from or in connection with, the indebtedness evidenced by the Prior Loan Agreement, this Agreement or the Loan Documents, any negotiations, loan administration, exercise of rights and remedies, payment, offset with respect to, or other matter relating to such indebtedness, any collateral securing payment and performance of such indebtedness, or any matter preliminary to the execution and delivery by Borrower and Lender of this Agreement, or any statement, action, omission or conduct of Lender or Bank or any of their officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers relating in any manner to such indebtedness, collateral or this Agreement; provided, however, that the foregoing release and discharge shall not apply to the obligations of Lender expressly set forth in this Amendment or first arising after the date of this Amendment. Borrower acknowledges and agrees that Lender is not and shall not be obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including without limitation any renewal of the indebtedness evidenced by the Loan Agreement, beyond the Maturity Date.

         5. Representations and Warranties of Borrower. To induce Lender to enter into this Amendment and the arrangement contemplated by this Amendment, Borrower represents and warrants to Lender as follows:

                  (a) Borrower has all requisite corporate power and corporate authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

                  (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any other Person, including, without limitation, the Subordinated Creditors, that, if not obtained would have a material adverse effect on the Borrower's financial condition, properties or operations; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower; or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.


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                  (c) Except as disclosed in the Borrower's May 31, 2000
financial statements delivered to Lender or otherwise disclosed in writing to Lender, all of the respective representations and warranties made by Borrower in the Loan Agreement and Loan Documents remain true, complete and correct in all material respects as of the date hereof, including, without limitation, the representations and warranties in Article 5 of the Loan Agreement, except to the extent of any changes to such representations and warranties previously disclosed in writing to Lender.

                  (d) After the execution of this Amendment, Borrower will be in compliance in all material respects with all of the covenants of Borrower under the Loan Agreement and other Loan Documents as of the date of execution of this Amendment.

                  (e) There are no oral agreements, understandings or course of conduct that would modify, amend, rearrange, vary, diminish or impair the Loan Agreement or other Loan Documents or the Obligation of Borrower evidenced thereby or to perform fully the Obligations of Borrower in strict accordance with the Loan Agreement and other Loan Documents, or which would permit Borrower to void or avoid its obligations in whole or in part.

No representation or warranty made by Borrower and contained herein or in the Loan Agreement or other Loan Documents, and no certificate, information or report furnished or to be furnished by Borrower in connection with the Loan Agreement or any of the other Loan Documents or any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made.

         6. Amendment Fee. In consideration of Lender's agreements contained herein, Borrower hereby agrees to pay Lender an amendment fee of $2,500 that is deemed fully earned and non-refundable upon execution of this Amendment. Borrower hereby agrees that the Lender may, but shall not be obligated to, without further authorization by the Borrower, pay the amendment fee directly as an advance under the Loan Agreement on the effective date of this Amendment.

         7. Consent to Issuance of Convertible Debentures. Subject to the terms and conditions of the Intercreditor Agreement dated August 14, 2000 among Borrower, Esquire Trade & Finance Inc., Celeste Trust Reg. and Lender (the "Intercreditor Agreement"), Lender hereby consents to the issuance of the Convertible Debentures and the grant of a security interest in and to all of Borrower's assets in favor of the holders of the Convertible Debentures. This consent is effective only in this specific instance and only for the specific purpose for which given and is expressly conditioned upon strict compliance with the terms of the Intercreditor Agreement. This consent does not constitute a waiver of any of the covenants and agreements of Borrower contained in the Credit Agreement or Loan Documents with respect to any other transaction.

         8. Consent to Transamerica Forbearance Agreement. Lender hereby consents to the Transamerica Forbearance Agreement, including, without limitation, the grant to Transamerica Commercial Finance Corporation of a first lien Security Interest in the items of finished goods



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Inventory specifically listed on Exhibit A to the Transamerica Forbearance
Agreement (without any subsequent modifications) and the proceeds therefrom. This consent is effective only in this specific instance and only for the specific purpose and does not constitute Lender's consent to any amendments, modifications or supplements to, or replacements of, the Transamerica Forbearance Agreement. This consent does not constitute a waiver of any of the covenants and agreements of Borrower contained in the Credit Agreement or Loan Documents with respect to any other transaction.

         9. Loan Agreement Definitions. Section 1.1 of the Loan Agreement is hereby amended to add the following definitions in their proper alphabetical order:

                           "Convertible Debentures" means $750,000 of 12%
                  Convertible Debentures of the Borrower issued pursuant to that certain Securities Purchase Agreement dated as of August 14, 2000 between Borrower and Esquire Trade & Finance Inc. and Celeste Trust Reg., including the grant of a Security Interest in all assets and properties of Borrower in favor of the holders of the Convertible Debentures, subordinate to the Security Interest of Lender.

                           "Transamerica Forbearance Agreement" means that
                  certain Forbearance Agreement and Release dated August 1, 2000 between Borrower and Transamerica Commercial Finance Corporation and specifically excludes any amendments, modifications or supplements thereto, or replacements thereof without the prior written consent of Lender.

         10. Reporting Requirements. Section 6.1(b) of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (a) as soon as available and in any event on or
                  before April 21, 2000 with respect to January 2000, February 2000 and March 2000 fiscal month-end reporting information, August 22, 2000 with respect to June 2000 fiscal month-end reporting information, and on or before thirty (30) days after the end of each month thereafter, a balance sheet and statements of income and retained earnings of the Borrower as of the end of and for such month and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, and an aging of the Borrower's accounts payable; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating
                  (i) that such financial statements have been prepared in accordance with GAAP, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating


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                  in reasonable detail the facts with respect thereto, and (iii)
                  all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.13,
                  6.14 and 7.10;

         11. Minimum Net Income From Ordinary Operations. Section 6.13 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.13 MINIMUM NET INCOME FROM ORDINARY
                  OPERATIONS. Borrower's monthly Net Loss for the May 2000 fiscal month shall not be more than $31,000; Borrower's monthly Net Loss for the June 2000 fiscal month shall not be more than $200,000; Borrower's monthly Net Loss for the July 2000 fiscal month shall not be more than $750,000; and Borrower's monthly Net Loss for the August 2000 fiscal month shall not be more than $500,000; provided, however, for Borrower's June, July and August 2000 fiscal months only, Net Income will be determined prior to reserving from, or making adjustments to, Borrower's finished goods Inventory and raw materials Inventory and Borrower's affiliate accounts receivable, which reserves and adjustments shall not exceed $750,000 in the aggregate.

         12. Minimum Book Net Worth. Section 6.14 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.14 MINIMUM BOOK NET WORTH. Borrower's
                  cumulative Book Net Worth as of the end of Borrower's 2000 second fiscal quarter, i.e., July 1, 2000, shall not be less than $3,800,000 before reserving from, or making adjustments to, Borrower's finished goods Inventory and raw materials Inventory in the June 2000 fiscal month (but not to exceed $750,000 in the aggregate); Borrower's cumulative Book Net Worth as of the end of Borrower's July 2000 fiscal month shall not be less than $3,050,000; and Borrower's cumulative Book Net Worth as of the end of Borrower's August 2000 fiscal month shall not be less than $2,550,000; provided, however, for Borrower's June, July and August 2000 fiscal months only, Book Net Worth will be determined prior to reserving from, or making adjustments to, Borrower's finished goods Inventory and raw materials Inventory and Borrower's affiliate accounts receivable, which reserves and adjustments shall not exceed $750,000 in the aggregate.

         13. Indebtedness. Section 7.2 of the Loan Agreement is hereby deleted in its entirety and the following inserted therefor:



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                  Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                                    (a) indebtedness arising hereunder;

                                    (b) indebtedness of the Borrower in
                  existence on the date hereof and listed in Schedule 7.2 hereto;

                                    (c) indebtedness relating to liens permitted
                  in accordance with Section 7.1;

                                    (d) subordinated indebtedness related to the
                  Convertible Debentures, but in no event more than $750,000 in principal amount; and

                                    (e) indebtedness related to the Transamerica
                  Forbearance Agreement, but in no event more than $1,262,091.75 in principal amount.

         14. Events of Default. (a) Section 8.1(u) of the Loan Agreement is hereby deleted and the following inserted therefor:

                           (u) the Capital Infusion has not occurred on or
                  before August 14, 2000; or

and (b) Section 8.1 of the Loan Agreement is hereby amended to add the following:

                           (w) Lender has not received signed copies of the
                  Consent of Subordinated Creditors attached to the Second Amendment from Advantage Fund II Ltd., Koch Investment Group Limited, RCP Inc., Esquire Trade & Finance Inc. or Celeste Trust Reg. on or before August 21, 2000, or Lender has not received a signed copy of the Consent of Subordinated Creditors attached to the Second Amendment from Oxford International, Inc. on or before August 28, 2000.

         15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         16. Voluntary Agreement. Borrower represents and warrants to Lender that (i) it has been represented by legal counsel of its choice in regard to the transaction provided for by this Amendment; (ii) it is fully aware and clearly understands all of the terms and provisions




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contained in this Amendment, including, without limitation, the release of claims in Section 4 above; (iii) it has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment; (iv) it is not relying on any representations, either written or oral, express or implied, made to it by Lender other than as set forth in the Loan Agreement and other Loan Documents and this Amendment; and (v) the consideration received by Borrower to enter into this Amendment and the arrangement contemplated by this Amendment has been actual and adequate.

         17. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to its conflict of laws rules.

         18. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

         19. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         20. Transaction Expenses. Borrower agrees to pay any and all reasonable costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, pay such costs and expenses directly as an advance under the Loan Agreement.

         21. Amendment. Except as otherwise amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect and shall apply to each Advance thereunder.


                           [THE REMAINDER OF THIS PAGE
                          IS LEFT INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                         BORROWER:

                         TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation


                         By:
                             -------------------------------------------------
                         Name:
                               -----------------------------------------------
                         Title:
                                ----------------------------------------------


                         LENDER:

                         WELLS FARGO CREDIT, INC., a Minnesota corporation


                         By:
                             -------------------------------------------------
                         Name:
                               -----------------------------------------------
                         Title:
                                ----------------------------------------------


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
                              CONSENT OF GUARANTORS

         The undersigned, the Guarantors under the Guaranties, hereby (a) acknowledge receipt of a copy of the attached Second Amendment to Amended and Restated Loan and Security Agreement, (b) consent to the terms and conditions contained therein, and (c) agree that the covenants, agreements, duties and obligations of the undersigned, as Guarantors under your respective Guaranties, shall remain in full force and effect with respect to the Obligations evidenced by the Loan Agreement, as amended by the attached Second Amendment to Amended and Restated Loan and Security Agreement.

         Dated as of this ____ day of August, 2000.



                                          --------------------------------------
                                           FRANCIS KEERY



                                          --------------------------------------
                                           BARBARA KEERY



                                          --------------------------------------
                                           PATRICK KEERY

                        CONSENT OF SUBORDINATED CREDITORS

         The undersigned, the Subordinated Creditors under the Subordination Agreements, hereby (a) acknowledge receipt of a copy of the attached Second Amendment to Amended and Restated Loan and Security Agreement, (b) consent to the terms and conditions contained therein, and (c) agree that the covenants, agreements, duties and obligations of the undersigned, as Subordinated Creditor under the respective Subordination Agreements, shall remain in full force and effect with respect to the Obligations evidenced by the Loan Agreement, as amended by the attached Second Amendment to Amended and Restated Loan and Security Agreement.

         Dated as of this ____ day of August, 2000.

                               ADVANTAGE FUND II LTD., a British Virgin Islands corporation

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------


                               KOCH INVESTMENT GROUP LIMITED, a Delaware corporation

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------


                               OXFORD INTERNATIONAL, INC.

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------


                               -----------------------------------------------
                               FRANCIS KEERY


                               CELESTE TRUST REG., a Liechtenstein trust

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                               ESQUIRE TRADE & FINANCE INC., a British Virgin Islands corporation

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------


                               RCP INC., a California corporation

                               By:
                                   -------------------------------------------
                               Name:
                                     -----------------------------------------
                               Title:
                                      ----------------------------------------


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